UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

At the meeting of the American College of Rheumatology (“ACR”) being held on November 7 – 11, 2010, additional data are being presented on the company’s BLISS-52 and BLISS-76 Phase 3 trials of BENLYSTA® (belimumab) in autoantibody-positive patients with clinically active systemic lupus erythematosus. Furnished as Exhibit 99 to this Current Report on Form 8-K are slides summarizing the data presented at the ACR meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99	Slide Presentation, dated November 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By:	/s/ James H. Davis, Ph.D.

	Name:	James H. Davis, Ph.D.
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 8, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
99	Slide Presentation, dated November 8, 2010.